                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                  FORM 8-K/A-1
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           September 17, 1998
                                                           ---------------------

                    Pennsylvania Real Estate Investment Trust
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Pennsylvania                    1-6300                   23-6216339
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission              (IRS Employer
    of Incorporation)                File Number)           Identification No.)


455 Pennsylvania Avenue, Suite 135, Fort Washington, Pennsylvania      19034
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (215) 542-9250
                                                      --------------------------


          (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.
        -------------------------------------

        The undersigned registrant hereby amends and restates subparagraphs (a) and (b) of Item 7 of its Current Report on Form 8-K dated September 17, 1998, filed on October 2, 1998, as set forth below:


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

         (a)      Financial Statements
                  --------------------

                  (3)      Report of Independent Public Accountants

                           Statements of Revenue and Certain Expenses for the Year ended December 31, 1997 (audited) and the Six Months Ended June 30, 1998 (unaudited)

                           Notes to Statements of Revenue and Certain Expenses



         (b)      Pro Forma Financial Information
                  -------------------------------

                  (1)      Unaudited Pro Forma Consolidating Financial
                           Information:

                           Pro Forma Consolidating Balance Sheet as of
                           June 30, 1998

                           Pro Forma Consolidating Statement of Income for the Twelve Months Ended August 31, 1997

                           Pro Forma Consolidating Statement of Income for the Four Months Ended December 31, 1997

                           Pro Forma Consolidating Statement of Income for the Six Months Ended June 30, 1998

         (c)      Exhibits
                  --------

                  2.1* Purchase and Sale and Contribution Agreement dated as of September 17, 1998 by and among Edgewater Associates #3 Limited Partnership, an Illinois limited partnership, Equity-Prince George's Plaza, Inc., an Illinois corporation, PREIT Associates, L.P., a Delaware limited partnership and PR PG Plaza LLC, a Delaware limited liability company.

                  23       Consent of Arthur Andersen LLP

         Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Purchase and Sale and Contribution Agreement are omitted. The Purchase and Sale and Contribution Agreement identifies the contents of all schedules and exhibits thereto, and the registrant agrees to furnish supplementally copies of such schedules and exhibits to the Securities and Exchange Commission upon request.


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST


Date:  November 6, 1998             By: /s/ Jonathan B. Weller
                                        ---------------------------------------
                                        Jonathan B. Weller
                                        President and Chief Operating Officer

                                  Exhibit Index
                                  -------------

Number                               Exhibit                      Page Number
------                               -------                      -----------

  23                       Consent of Arthur Andersen LLP

                      PRINCE GEORGE'S PLAZA

                      STATEMENT OF REVENUE
                      AND CERTAIN EXPENSES
                      AS OF DECEMBER 31, 1997
                      TOGETHER WITH AUDITORS' REPORT

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To Pennsylvania Real Estate Investment Trust:

We have audited the statement of revenue and certain expenses of Prince George's Plaza for the year ended December 31, 1997. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of Pennsylvania Real Estate Investment Trust, as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Prince George's Plaza for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                   ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania,
   July 15, 1998

                              PRINCE GEORGE'S PLAZA
                              ---------------------


               STATEMENTS OF REVENUE AND CERTAIN EXPENSES (NOTE 1)
               ---------------------------------------------------

                                                          For the
                                                         Six Months
                                                        For the Year               Ended
                                                           Ended                  June 30,
                                                        December 31,               1998
                                                            1997                (Unaudited)
                                                        -----------             -----------
REVENUE:
   Minimum rent (Note 2)                                $ 6,759,611             $ 3,418,745
   Percentage rent (Note 2)                                 505,791                 300,348
   Tenant reimbursements                                  2,767,133               1,418,575
   Other income                                             102,336                 194,885
                                                        -----------             -----------

         Total revenue                                   10,134,871               5,332,553
                                                        -----------             -----------

CERTAIN EXPENSES:
   Maintenance and other operating expenses               2,795,330               1,193,496
   Utilities                                                304,358                 107,041
   Real estate taxes                                        747,428                 372,696
                                                        -----------             -----------

         Total certain expenses                           3,847,116               1,673,233
                                                        -----------             -----------

REVENUE IN EXCESS OF CERTAIN EXPENSES                   $ 6,287,755             $ 3,659,320
                                                        ===========             ===========







   The accompanying notes are an integral part of these financial statements.

                              PRINCE GEORGE'S PLAZA
                              ---------------------

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
               --------------------------------------------------

                                DECEMBER 31, 1997
                                -----------------



1.   BASIS OF PRESENTATION:
     ---------------------

The statement of revenue and certain expenses reflect the operations of Prince George's Plaza, a regional mall located in Hyattsville, Maryland (the "Property"). The Property is expected to be acquired by Pennsylvania Real Estate Investment Trust (the "Company") from an entity affiliated with the principals of Equity Properties and Development L.P. (the "Seller") in September 1998. The Property has an aggregate net rentable area of 748,000 square feet and is approximately 91% leased as of December 31, 1997. This statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Property are maintained on a modified cash basis. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Property.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. The ultimate results could differ from those estimates.

The statement of revenue and certain expenses for the six months ended June 30, 1998 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

2.   OPERATING LEASES:
     ----------------

Minimum rent presented for the year ended December 31, 1997, includes straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increase resulting from the straight-line adjustments was $117,121 and $17,117 (unaudited) for the year ended December 31, 1997 and the six months ended June 30, 1998, respectively.

The Property is leased to tenants under operating leases with expiration dates extending to the year 2008. No individual tenant had annual minimum rent greater than 10% of total annual minimum rent. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1997, are as follows:

                 1998                             $ 5,812,746
                 1999                               5,242,871
                 2000                               4,339,839
                 2001                               3,032,768
                 2002                               2,424,706
                 Thereafter                         5,203,741

Certain leases also include provisions requiring tenants to reimburse the Property for management costs and other operating expenses up to stipulated amounts.

Certain other leases also include provisions requiring additional contingent rental amounts ("percentage rents") based upon the tenant's achieving certain sales thresholds. In May 1998, the Emerging Issues Task Force reached a final consensus on EITF Issue 98-9, "Accounting for Contingent Rent in Interim Financial Periods," that lessors should defer recognition of contingent rental income until the lessee's achievement of the specified target that triggers the contingent rental amount. The Property has adopted the provisions of this pronouncement for the six months ended June 30, 1998 and accordingly has recorded only percentage rent in excess of the specified thresholds achieved during this period.

3.   RELATED PARTY TRANSACTIONS:
     --------------------------

The Property paid management fees of $195,985 and $99,375 (unaudited) for the year ended December 31, 1997 and the six months ended June 30, 1998, respectively, to PREIT-RUBIN, Inc., a related party to the Company, based on percentages as defined in the management agreement. These management fees are included within maintenance and other operating expenses in the statements of revenue and certain expenses.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                  PRO FORMA CONSOLIDATING FINANCIAL INFORMATION

On February 17, 1998, the Registrant filed a Form 10-Q for the transition period ended December 31, 1997. As such, the following sets forth the pro forma consolidating balance sheet of the Registrant as of June 30, 1998 and the pro forma consolidating statements of income for the year ended August 31, 1997, the four-month transition period ended December 31, 1997, and the six-month period ended June 30, 1998.

The unaudited pro forma consolidating financial information should be read in conjunction with the historical financial statements of the Registrant, The Rubin Organization, Inc. (subsequently renamed PREIT-RUBIN, Inc.), Magnolia Mall, North Dartmouth Mall, Oxford Valley Road Associates, Prince Georges Plaza, Festival at Oaklands and the Woods Apartments and the related notes thereto. In management's opinion, all adjustments necessary to reflect the effects of the transactions have been made.

The accompanying unaudited pro forma consolidating financial information is presented as if the transactions described below had been consummated on June 30, 1998 for balance sheet purposes and September 1, 1996 for purposes of the statements of income:

o The Registrant acquired Prince Georges Plaza located in Hyattsville, Maryland on September 17, 1998 for a purchase price of approximately $65.0 million consisting of $19.0 million in cash, $3.0 million through the issuance of OP Units and $43.0 million through the assumption of debt.

o The Registrant acquired The Festival at Oaklands located in Exton, Pennsylvania on August 27, 1998 for a cash purchase price of approximately $18.4 million.

o The Registrant acquired The Woods Apartments located in Ambler, Pennsylvania on August 7, 1998 for a purchase price of approximately $21.2 million consisting of $12.2 million in cash, $1.7 million through the issuance of OP Units and $7.3 million through the assumption of debt.

o The Registrant consummated an offering in December 1997 (the "Offering") and applied the net proceeds therefrom as described below:

          - The Company issued 4,600,000 shares of beneficial interest at $22.375 per share of which 600,000 shares related to the underwriter's exercise of the over-allotment option.

          - The $8.8 million mortgage on Cobblestone Apartments was prepaid in full.

          - The remaining net proceeds of the Offering were used to repay amounts outstanding on the Registrant's revolving credit facility (the "Credit Facility").

o The Registrant acquired The Rubin Organization ("TRO") on September 30, 1997 (the "TRO Transaction") which involved a number of related transactions, the combined effect of which was to form and capitalize an Operating Partnership and to transfer ownership of the Registrant's direct and indirect interests in its existing properties, or the economic benefits thereof, to the Operating Partnership, and to effect the acquisitions described below:

          - TRO Acquisition. The Operating Partnership acquired all of the non-voting common shares of TRO, constituting 95% of all of the total equity of TRO, in exchange for the issuance of 200,000 Class A OP Units and a contingent obligation to issue up to 800,000 additional Class A OP Units over the following five-year period if the Registrant achieves certain specified levels of funds from operations, on a per share basis, over such period.

          - Existing Retail Properties Acquisition. The Operating Partnership acquired the interests of certain affiliates of TRO ("TRO Affiliates") in four existing shopping centers, or portions of shopping centers (the "Existing Retail Properties").

                  Two of the properties (Magnolia Mall and North Dartmouth Mall) were purchased from Equity Properties and Development Limited Partnership ("EPDLP") for aggregate consideration, excluding transaction costs, of approximately $80.0 million, of which
                  (i) $25.2 million represents an assumable mortgage, (ii) $5.0 million was paid through the issuance of approximately 213,000 Class B Operating Partnership ("OP") units to EPDLP for their interest in Magnolia Mall; and (iii) the balance was financed with borrowings under the Credit Facility.

                  The Operating Partnership issued approximately 233,000 additional Class A OP units to TRO Affiliates in respect of their 50% equity interest in the Court at Oxford Valley.


          - Development Properties Acquisition. The Operating Partnership became obligated to acquire, upon completion of construction, for Class A OP Units, the interests of certain TRO Affiliates in two shopping centers currently under construction, at prices based upon a pre-determined formula.

o The Operating Partnership also acquired the rights of certain TRO Affiliates with respect to three potential shopping center sites in exchange for (i) a loan of cash to TRO in the amount of $3.4 million representing actual out-of-pocket expenditures of TRO incurred with respect of such properties through the Closing Date, and (ii) an obligation to issue, upon completion of any property subsequently developed, Class A OP Units for one-half of the difference between the aggregate value of all such properties at the time of completion and the all-in-cost of all such properties.

     As these transactions are expected to occur in the future at amounts that are not currently determinable, the financial impact of such future events has not been reflected in the accompanying pro forma financial statements.

All of the acquisitions described above have been recorded by the Registrant using the purchase method of accounting.

The pro forma consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position or results of operations of the Registrant would have been had the transactions described above been consummated as of the dates indicated, nor does it purport to represent the future financial position and the results of operations of the Registrant.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                      PRO FORMA CONSOLIDATING BALANCE SHEET
                               AS OF June 30, 1998

                                   (Unaudited)
                                 (In thousands)

                                                                                             Festival
                                                                                  Woods         at      Prince Georges    PREIT
                                                                    PREIT       Apartments   Oaklands        Plaza      Pro Forma,
                                                                 Historical    Acquisition  Acquisition   Acquisition  As Adjusted
                                                                 ----------    -----------    --------   -----------  -----------
Assets                                                                             (A)          (A)          (A)
Investments in Real Estate, at cost:
  Multifamily properties ....................................    $ 162,920     $  21,200    $      --      $    --     $ 184,120
  Industrial properties .....................................        5,078            --           --           --         5,078
  Retail properties .........................................      120,369            --       18,400       65,000       203,769
  Properties under development ..............................       13,499            --           --           --        13,499
                                                                 ---------------------------------------------------------------
  Total investments in real estate ..........................      301,866        21,200       18,400       65,000       406,466
     Less - accumulated depreciation ........................       57,204            --           --           --        57,204
                                                                 ---------------------------------------------------------------
                                                                   244,662        21,200       18,400       65,000       349,262

  Investment in PREIT-RUBIN, Inc. ...........................        4,113            --           --           --         4,113
  Investments in partnerships and joint ventures, at equity .       20,271            --           --           --        20,271
  Advances to PREIT-RUBIN, Inc. .............................        3,613            --           --           --         3,613
                                                                 ---------------------------------------------------------------
                                                                   272,659        21,200       18,400       65,000       377,259
  Less - allowance for possible losses ......................        1,672            --           --           --         1,672
                                                                 ---------------------------------------------------------------
                                                                   270,987        21,200       18,400       65,000       375,587
  Other Assets:
  Cash and cash equivalents .................................        1,113            --           --           --         1,113
  Rents and sundry receivables ..............................        1,219            --           --           --         1,219
  Deferred costs, prepaid real estate taxes and expenses, net        6,754            --           --           --         6,754
                                                                 ---------------------------------------------------------------
                                                                 $ 280,073     $  21,200    $  18,400    $  65,000     $ 384,673
                                                                 ===============================================================
Liabilities and Shareholders' Equity
  Mortgage notes payable ....................................    $  64,766     $   7,340    $      --    $  43,000     $ 115,106
  Bank and other loans payable ..............................       55,126        12,160       18,400       19,000       104,686
  Construction cost payable .................................        1,090            --           --           --         1,090
  Tenants' deposits and deferred rents ......................        1,096            --           --           --         1,096
  Accrued pension and retirement benefits ...................          977            --           --           --           977
  Accrued expenses and other liabilities ....................        4,148            --           --           --         4,148
                                                                 ---------------------------------------------------------------
                                                                   127,203        19,500       18,400       62,000       227,103
                                                                 ---------------------------------------------------------------
  Minority interest .........................................       15,837         1,700           --        3,000        20,537
                                                                 ---------------------------------------------------------------
Shareholders' Equity
  Shares of beneficial interest .............................       13,300            --           --           --        13,300
  Capital contributed in excess of par ......................      144,942            --           --           --       144,942
  Distributions in excess of net income .....................      (21,209)           --           --           --       (21,209)
                                                                 ---------------------------------------------------------------
                                                                   137,033            --           --           --       137,033
                                                                 ---------------------------------------------------------------
                                                                 $ 280,073     $  21,200    $  18,400    $  65,000     $ 384,673
                                                                 ===============================================================

             The accompanying notes and management's assumptions are
                      an integral part of this statement.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                  PRO FORMA CONSOLIDATING STATEMENT OF INCOME
                  FOR THE TWELEVE MONTHS ENDED AUGUST 31, 1997

                                  (Unaudited)
                (In thousands, except share and per share data)

                                                                    1997 Events                  1998 Events
                                                          --------------------------------       -----------

                                                                                                     Woods
                                               PREIT         The TRO              The             Apartments
                                             Historical    Transaction          Offering          Historical
                                             ----------    -----------          --------          ----------
Revenues
  Gross revenues from real estate .....      $ 40,231       $ 12,490       (a)          $ --       $  2,687
  Interest and other income ...........           254            234       (b)            --            126
                                             -------------------------          ----------------------------
  Total revenues ......................        40,485         12,724                      --          2,813
                                             -------------------------          ----------------------------
Expenses
  Property operating expenses .........        16,289          3,964       (a)            --          1,116
  Depreciation and amortization .......         6,259          1,918       (c)            --             --
  General and administrative expenses .         3,324             --                      --             --
  Mortgage and bank loan interest .....         9,086          6,183       (d)        (6,102)  (g)       --
  Provisions for losses on investments.           500             --                      --             --
                                             -------------------------          ----------------------------
                                               35,458         12,065                  (6,102)         1,116
                                             -------------------------          ----------------------------
  Income before gains on sales of
  interests in real estate, equity in
  unconsolidated entities and minority
  interest ............................         5,027            659                   6,102          1,697
  Equity in income of PREIT-RUBIN, Inc.            --            192       (e)            --             --
  Equity in income of partnerships and
  joint ventures ......................         4,337            420       (f)            --             --
  Gains on sales of interests in real
  estate...............................         1,069             --                      --             --
                                             -------------------------          ----------------------------
  Income before minority interest .....        10,433          1,271                   6,102          1,697
  Minority interest ...................          (198)            --                      --             --
                                             -------------------------          ----------------------------
Net income (loss) .....................      $ 10,235       $  1,271                $  6,102       $  1,697
                                             -------------------------          ----------------------------
  Basic Net Income Per Share ..........      $   1.18
                                             --------
  Diluted Net Income Per Share ........      $   1.18
                                             --------
  Weighted Average Number of Shares
  Outstanding:
    Basic .............................         8,679
                                             --------
    Diluted ...........................         8,691
                                             --------

                                RESTUBBED TABLE

                                                     1998 Events
                                              --------------------------
                                                               Prince
                                              Festival at      Georges
                                                Oaklands        Plaza        Pro Forma       PREIT
                                               Historical     Historical    Adjustments    Pro Forma
                                               ----------     ----------    -----------    ---------
Revenues
  Gross revenues from real estate .....       $  2,216       $  9,955       $     --       $  67,579
  Interest and other income ...........             --             --             --             614
                                           -------------------------------------------     ---------
  Total revenues ......................          2,216          9,955             --          68,193
                                           -------------------------------------------     ---------
Expenses
  Property operating expenses .........            527          3,606             --          25,502
  Depreciation and amortization .......             --             --          2,092   (h)    10,269
  General and administrative expenses .             --             --             --           3,324
  Mortgage and bank loan interest .....             --             --          8,056   (i)    17,223
  Provisions for losses on investments.             --             --             --             500
                                           -------------------------------------------     ---------
                                                   527          3,606         10,148          56,818
                                           -------------------------------------------     ---------
  Income before gains on sales of
  interests in real estate, equity in
  unconsolidated entities and minority
  interest.............................          1,689          6,349        (10,148)         11,375
  Equity in income of PREIT-RUBIN, Inc.             --             --             --             192
  Equity in income of partnerships and
  joint ventures ......................             --             --             --           4,757
  Gains on sales of interests in real
  estate...............................             --             --             --           1,069
                                           -------------------------------------------     ---------
  Income before minority interest .....          1,689          6,349        (10,148)         17,393
  Minority interest ...................             --             --         (1,035)  (j)    (1,233)
                                           -------------------------------------------     ---------
Net income (loss) .....................        $ 1,689       $  6,349       $(11,183)       $ 16,160
                                           -------------------------------------------     ---------
  Basic Net Income Per Share ..........                                                     $   1.22
                                                                                           ---------
  Diluted Net Income Per Share ........                                                     $   1.22
                                                                                           ---------
  Weighted Average Number of Shares
  Outstanding:
    Basic .............................                                                       13,279
                                                                                           ---------
    Diluted ...........................                                                       13,291
                                                                                           ---------

            The accompanying notes and management's assumptions are
                      an integral part of this statement.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                   PRO FORMA CONSOLIDATING STATEMENT OF INCOME
                   FOR THE FOUR MONTHS ENDED DECEMBER 31, 1997

                                   (Unaudited)
                      (In Thousands, except Per Share Data)

                                                                       1997 Events               1998 Events
                                                            ----------------------------------    -----------

                                                                                                     Woods
                                                  PREIT           The TRO              The        Apartments
                                               Historical       Transaction         Offering      Acquisition
                                               ----------       -----------         --------      -----------
Revenues
 Gross revenues from real estate ..........    $ 17,170     $  1,008     (k)          $  --       $    915
 Interest and other income ................          82           32     (l)             --             38
                                               --------------------------------------------------------------
 Total revenues ...........................      17,252        1,040                     --            953
                                               --------------------------------------------------------------
Expenses
 Property operating expenses ..............       6,835          291     (k)             --            384
 Depreciation and amortization ............       2,695          160     (m)             --             --
 General and administrative expenses ......       1,088           --                     --             --
 Mortgage and bank loan interest ..........       4,349          515     (n)         (1,906)  (q)       --
                                               --------------------------------------------------------------
                                                 14,967          966                 (1,906)           384
                                               --------------------------------------------------------------
 Income before equity in unconsolidated
 entities, gains on sales of interest in
 real estate and minority interest.........       2,285           74                  1,906            569
 Equity in income of PREIT-RUBIN, Inc. ....         260          751     (o)             --             --
 Equity in income of partnerships and joint
 ventures..................................       2,101           29     (p)             --             --
 Gains on sales of interests in real estate       2,090           --                     --             --
                                               --------------------------------------------------------------
 Income before minority interest and
 extraordinary item........................       6,736          854                  1,906            569
 Minority interest ........................        (474)          --                     --             --
 Extraordinary loss on early extinguishment
 of debt ..................................        (300)          --                     --             --
                                               --------------------------------------------------------------
Net income                                       $5,962     $    854               $  1,906          $ 569
                                               ==============================================================

BASIC INCOME PER SHARE:
 Income before extraordinary item per share
 Extraordinary loss on early extinguishment      $ 0.69
 of debt ...................................      (0.03)
                                              ---------
 Net Income Per Share ......................     $ 0.66
                                              =========
 Weighted Average Number of Shares Outstanding    9,025
                                              =========

DILUTED  INCOME PER SHARE:
 Income before extraordinary item per share.     $ 0.69
 Extraordinary loss on early extinguishment
 of debt....................................      (0.03)
                                              ---------

 Net Income Per Share.......................     $ 0.66
                                              =========
 Weighted Average Number of Shares
 Outstanding................................      9,049
                                              =========

                                RESTUBBED TABLE

                                                                 1998 Events
                                                       ------------------------------
                                                                           Prince
                                                       Festival At         Georges
                                                         Oaklands           Plaza           Pro Forma           PREIT
                                                       Acquisition        Acquisition       Adjustments        Pro Forma
                                                       -----------        -----------       -----------        ---------
Revenues
 Gross revenues from real estate ..........             $    799           $  3,470            $  --            $ 23,362
 Interest and other income ................                   --                 --               --                 152
                                                       -----------------------------------------------------------------
 Total revenues ...........................                  799              3,470               --              23,514
                                                       -----------------------------------------------------------------
Expenses
 Property operating expenses ..............                  227              1,398               --               9,135
 Depreciation and amortization ............                   --                 --              697  (r)          3,552
 General and administrative expenses ......                   --                 --               --               1,088
 Mortgage and bank loan interest ..........                   --                 --            2,692  (s)          5,650
                                                       -----------------------------------------------------------------
                                                             227              1,398            3,389              19,425
                                                       -----------------------------------------------------------------
 Income before equity in unconsolidated
 entities, gains on sales of interest in
 real estate and minority interest.........                  572              2,072           (3,389)              4,089
 Equity in income of PREIT-RUBIN, Inc. ....                   --                 --               --               1,011
 Equity in income of partnerships and joint
 ventures..................................                   --                 --               --               2,130
 Gains on sales of interests in real estate                   --                 --               --               2,090
                                                       -----------------------------------------------------------------
 Income before minority interest and
 extraordinary item .......................                  572              2,072           (3,389)              9,320
 Minority interest ........................                   --                 --             (162) (t)           (636)
 Extraordinary Loss on early extinguishment                   --                 --               --                (300)
                                                       -----------------------------------------------------------------
 of debt ..................................             $    572           $  2,072         $ (3,551)            $ 8,384
                                                       =================================================================
Net income

BASIC INCOME PER SHARE:
 Income before extraordinary item per share                                                                      $  0.64
 Extraordinary loss on early extinguishment
 of debt ..................................                                                                        (0.02)
                                                                                                                --------
 Net Income Per Share .....................                                                                      $  0.62
                                                                                                                ========
 Weighted Average Number of Shares Outstanding                                                                    13,625
                                                                                                                ========


DILUTED  INCOME PER SHARE:
 Income before extraordinary item per share                                                                      $  0.64
 Extraordinary loss on early extinguishment
 of debt ..................................                                                                        (0.02)
                                                                                                                --------



 Net Income Per Share .....................                                                                      $  0.62
                                                                                                                ========
 Weighted Average Number of Shares
 Outstanding ..............................                                                                       13,649
                                                                                                                ========

               The accompanying notes and management's assumptions
                    are an integral part of this statement.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                   PRO FORMA CONSOLIDATING STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                   (Unaudited)
                      (In Thousands, except Per Share Data)

                                                                          Woods    Festival at Prince Georges
                                                              PREIT     Apartments  Oaklands      Plaza     Pro Forma      PREIT
                                                            Historical  Historical  Historical  Historical  Adjustments  Pro Forma
                                                            ----------  ----------  ----------  ----------  -----------  ---------
Revenues
  Gross revenues from real estate .........................  $ 27,308     $ 1,449    $  1,094    $  5,332     $    --    $ 35,183
  Interest and other income ...............................       255                                              --         255
                                                             --------------------------------------------------------------------
                                                               27,563       1,449       1,094       5,332          --      35,438
                                                             --------------------------------------------------------------------
Expenses`
  Property operating expenses .............................    10,019         558         281       1,673          --      12,531
  Depreciation and amortization ...........................     4,251          --          --          --       1,046 (u)   5,297
  General and administrative expenses .....................     1,607          --          --          --          --       1,607
  Mortgage and bank loan interest .........................     3,834          --          --          --       3,976 (v)   7,810
                                                             --------------------------------------------------------------------
                                                               19,711         558         281       1,673       5,022      27,245
                                                             --------------------------------------------------------------------
  Income before equity in unconsolidated entities, gains on
  sales of interests in real estate, and minority interest      7,852         891         813       3,659      (5,022)      8,193
  Equity in loss of PREIT-RUBIN, Inc. .....................      (859)         --          --          --          --        (859)
  Equity in income of partnerships and joint ventures .....     2,689          --          --          --          --       2,689
  Gains on sales of interests in real estate income before
  minority interest .......................................     1,766          --          --          --          --       1,766
                                                             --------------------------------------------------------------------
  Income before minority interest .........................    11,448         891         813       3,659      (5,022)     11,789
  Minority interest .......................................      (652)         --          --          --        (172)(w)    (824)
                                                             --------------------------------------------------------------------
Net income ................................................  $ 10,796     $   891    $    813       3,659    $ (5,194)    $10,965
                                                             ====================================================================
  Basic Net  Income Per Share .............................  $   0.81                                                     $  0.82
                                                             ========                                                     =======
  Diluted Net  Income Per Share                              $   0.81                                                     $  0.82
                                                             ========                                                     =======
  Weighted Average Number of Shares Outstanding
  Basic                                                        13,297                                                      13,297
                                                             ========                                                     =======
  Diluted                                                      13,324                                                      13,324
                                                             ========                                                     =======

             The accompanying notes and management's assumptions are
                      an integral part of this statement.

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
             UNAUDITED PRO FORMA CONSOLIDATING FINANCIAL INFORMATION
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


   1.       BASIS OF PRESENTATION:
            Pennsylvania Real Estate Investment Trust (the "Registrant") is a self-administered equity real estate investment trust engaged, directly and through subsidiaries and joint ventures, in owning and managing income producing real estate, with an emphasis on shopping centers and apartment complexes. As of November 9, 1998 the Registrant owned 53 properties of which 7 properties are currently under development. The Registrant's interest in all of the Properties is held through PREIT Associates LP (the "Operating Partnership").

   2.       ADJUSTMENTS TO PRO FORMA CONSOLIDATING BALANCE SHEET:

            (A) Reflects the Registrant's recent property acquisitions as follows:

                                                                                       Woods         Festival at    Prince Georges
                                                                                    Apartments         Oaklands         Plaza
                                                                                    ----------         --------         -----
                   Purchase price                                                       $21,200         $18,400           $65,000

                   Consideration:
                   Mortgage indebtedness assumed                                          7,340              --            43,000
                   Borrowings under revolving line of credit                             12,160          18,400            19,000
                   Issuance of Class A OP Units                                          *1,700             ---           **3,000
                                                                               --------------------------------------------------
                                                                                        $21,200         $18,400           $65,000
                                                                               ==================================================

                   * 72,592 Class A OP Units at $23.425 per unit
                   ** 131,504 Class A OP Units at $22.813 per unit


   3. ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENT OF INCOME FOR THE TWELVE MONTHS ENDED AUGUST 31, 1997:

            (a) To record the income and expenses associated with the acquisition of wholly owned shopping center properties as follows:

                                                   Magnolia             N.Dartmouth               Shopping
                                                     Mall                    Mall                  Centers
                                                  Historical              Historical              Pro Forma
                                               ---------------       ------------------     ------------------
          Revenues
             Gross revenues from real estate            $6,222                    6,268                $12,490

             Interest and other income                      17                       15                     32
                                               ---------------       ------------------     ------------------
                                                         6,239                    6,283                 12,522
          Expenses
             Property operating expenses                 1,728                    2,236                  3,964
                                                         -----                    -----                  -----
             EBITDA                                     $4,511                   $4,047                 $8,558
                                                        ======                   ======                 ======


(b)     To record additional interest and other income as follows:
        Interest and other income of Magnolia Mall and North Dartmouth Mall                                   $32
        Accrual of interest income on note receivable from PREIT-RUBIN, Inc.
        based on intercompany advances at a rate of 12.5%                                                     202
                                                                                                   --------------
                                                                                                             $234
                                                                                                   ==============

(c)     To record additional depreciation expense as follows:
        Magnolia Mall - depreciable basis of $45,998 over 40-year useful life                              $1,150
        North Dartmouth Mall - depreciable basis of $30,709 over 40-year useful life                          768
                                                                                                   --------------
                                                                                                           $1,918
                                                                                                   ==============
(d)     To record additional interest expense as follows:
        Magnolia Mall $25,200 mortgage note payable assumed at 8.20% $2,066
        Magnolia Mall bank borrowings of $10,165 to fund remaining
        purchase price                                                                                        737
        North Dartmouth Mall bank borrowings of $35,000 to fund purchase price                              2,538
        Deposit of $5,000 on Magnolia Mall                                                                    363
        Bank borrowings of $11,482 to fund the cash portion of transaction costs                              832
        Less capitalized interest on bank borrowings for property under development                          (605)
        Net increase in amortization of financing costs related to Credit Facility                            252
                                                                                                   --------------
                                                                                                           $6,183
                                                                                                   ==============
(e)     To record equity in income of PREIT-RUBIN, Inc. as follows:

                                                 TRO              Pro Forma
                                              Historical         Adjustments               Pro Forma
                                              ----------         -----------               ---------
Revenues
   Management fees                              $6,171               $---                    $6,171
   Leasing commissions                           9,605                ---                     9,605
   Consulting fees                               1,763                ---                     1,763
   Development fees                                581                ---                       581
   Publication income                            2,201                ---                     2,201
   Other income                                    147                ---                       147
                                               ----------------------------------------------------
     Total revenues                            $20,468               $---                   $20,468
                                               ====================================================
Operating Expenses
   Salaries, commissions,
   temporary services, payroll
   taxes and employee benefits                  11,781                300   (1)              12,081
   Rent expense                                    784                ---                       784
   Other operating expenses                      3,744                ---                     3,744
   Depreciation and amortization                   961                ---                       961
   Non-recurring expenses associated
   with the TRO transaction                        890                ---                       890
   Expenses for start-up of EPDLP
   management contracts                            951                ---                       951
                                               ----------------------------------------------------
     Total operating expenses                   19,111                300                    19,411
                                               ----------------------------------------------------

   Income from operations                        1,357               (300)                    1,057

   Interest expense                               (891)               362   (2)               (529)

   Equity in loss from partnership
   investments                                    (131)               131   (3)                 ---
                                               ----------------------------------------------------
   Pre-tax loss                                    335                193                       528
   Provision for income taxes                        -               (211)                     (211) (4)
                                               ----------------------------------------------------
Net income                                        $335              $ (18)                     $317
                                               ====================================



   Amortization of excess purchase price over net assets acquired recorded in                        (5)
   consolidation                                                                              (115)
                                                                                          --------
   Net income after intangible amortization                                                    $202
                                                                                          =========

             Operating Partnership's interest (95%) in income of PREIT-RUBIN, Inc.
                                                                                               $192  (6)
                                                                                          =========

             (1)To record additional compensation expense in accordance with existing employment contracts

             (2) To adjust interest expense as follows:
             Elimination of interest on debt not assumed                                       $564

             Accrual of interest on $1,613 note payable ($3,613 note less $2,000 related to development properties for which interest is capitalized) to PREIT at
             12.5%                                                                             (202)
                                                                                          ---------
                                                                                               $362
                                                                                          =========

             (3) To eliminate equity in loss of partnerships and joint ventures not being acquired.

             (4) Estimated tax requirements calculated using 40% effective tax rate.

             (5) To record amortization of excess purchase price over net assets acquired over 35-year amortization period.


             (6) Represents 95% of PREIT-RUBIN, Inc.'s net income after intangible amortization.

             (f) To record the Registrant's 50% share of income from The Court at Oxford Valley:

                 Equity in the net income of The Court at Oxford Valley                        $605
                 Less amortization of the excess purchase price over the net
                 book value of assets acquired                                                 (185)
                                                                                     ---------------
                                                                                               $420
                                                                                     ===============


             (g) To record the interest expense savings associated with the paydown of the following debt amounts:
                 Payment of the mortgage loan on Cobblestone Apartments                        $690
                 Payment of bank borrowings incurred in connection with the
                 TRO Transaction
                                                                                              4,469
                 Payment of other bank borrowings                                               943
                                                                                     ===============
                                                                                             $6,102
                                                                                     ===============

            (h) To record depreciation on acquisitions as follows:

                                                     Purchase         Depreciable
                                                       Price       Building Portion (80%)    Life In Years      Depreciation
                                                   -----------     ---------------------   ----------------- ------------------
            Woods Apartments                          $21,200               $16,960              40                 $424
            Prince Georges Plaza                       65,000                52,000              40                1,300
            Festival at Oaklands                       18,400                14,720              40                  368
                                                                                                              ----------

            Pro Forma Depreciation                                                                                $2,092
                                                                                                              ==========

            (i) To record interest expense on acquisitions as follows:

                                                                                                Interest on
                                        Rate on                                  Credit           Credit
                                        Assumed      Assumed    Interest on     Facility         Facility        Total
                                         Debt         Debt      Assumed Debt    Borrowings       Rate 7.43%      Interest
                                      ------------ ------------ ------------- ---------------- --------------- -------------

            Woods Apartments               8.625%      $ 7,340        $  633         $12,160           $  903       $ 1,536
            Prince Georges Plaza           8.700%       43,000         3,741          19,000            1,412         5,153
            Festival at Oaklands              ---          ---           ---          18,400            1,367         1,367
                                                                                                               ------------

                                                                                                                    $ 8,056
                                                                                                               ============
            (j)     To adjust the minority interest's share of income in the
                    Operating Partnership to reflect the issuance of 72,592
                    Class A OP units at $23.425 per unit and approximately
                    131,504 Class A OP units at $22.813 for the Woods Apartments and Prince Georges Plaza acquisitions, respectively.
                                                                                                                    $(1,035)
                                                                                                               ============


   4.               ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENT OF INCOME
                    FOR THE FOUR MONTHS ENDED DECEMBER 31, 1997:

            (k) To record the income and expenses associated with the acquisition of wholly-owned shopping center properties as follows:

                                                               Magnolia        N. Dartmouth              Shopping
                                                                 Mall              Mall                   Centers
                                                              Historical        Historical               Pro Forma
                                                              ----------        ----------               ---------
          Revenues
             Gross revenues from real estate                           $548               $460                 $1,008
             Interest and other income                                    2                 12                     14
                                                            ---------------- ------------------       ----------------
                                                                        550                472                  1,022
          Expenses
             Property Operating Expenses                                132                159                    291
                                                            ---------------- ------------------       ----------------
             Net operating income                                      $418               $313                   $731
                                                            ================ ==================       ================

            (l)     To record additional interest and other income as follows:
                    Interest and other income of Magnolia Mall and North Dartmouth Mall                                   $14
                    Accrual of interest income on Note Receivable from PREIT-RUBIN, Inc. based on
                    inter-company advances at a rate of 12.5%                                                              18
                                                                                                           -------------------
                                                                                                                          $32
                                                                                                           ===================

            (m)     To record additional depreciation expense as follows:
                    Magnolia  Mall -  depreciable  basis of $45,998 over 40-year
                    useful life North Dartmouth Mall - depreciable basis of                                              $96
                    $30,709 over 40-year useful life                                                                      64
                                                                                                           -------------------
                                                                                                                         $160
                                                                                                           ===================
            (n)     To record additional interest expense as follows:
                    Magnolia Mall $25,200 mortgage note payable assumed at 8.20%                                         $172
                    Magnolia Mall bank borrowings of $10,165 to fund remaining purchase price                              61
                    North Dartmouth Mall bank borrowings of $35,000 to fund purchase price                                211
                    Deposit of $5,000 on Magnolia Mall                                                                     30
                    Bank borrowings of $11,482 to fund the cash portion of transaction costs                               70
                    Less capitalized interest on bank borrowings for property under development                          (50)
                    Net increase in amortization of financing costs related to Credit Facility                             21
                                                                                                           -------------------
                                                                                                                         $515
                                                                                                           ===================
            (o)     To record equity in income of PREIT-RUBIN, Inc. as follows:

                                                             TRO            Pro Forma
                                                         Historical        Adjustments             Pro Forma
                                                         ----------        -----------             ---------

          Revenues
             Management fees                                      $410              $-                   $410
             Leasing commissions                                 3,474               -                  3,474
             Consulting fees                                       104               -                    104
             Development fees                                      661               -                    661
             Publication income                                    555               -                    555
             Other income                                          142               -                    142
                                                       ------------------------------------------------------
               Total revenues                                   $5,346              $-                 $5,346
                                                       ======================================================
          Operating Expenses
             Salaries, commissions, temporary
             services, payroll taxes and
             employee benefits                                   2,554              25    (1)           2,579
             Rent expense                                           77               -                     77
             Other operating expenses                            1,268               -                  1,268
             Depreciation and amortization                          69               -                     69
                                                       ------------------------------------------------------
               Total operating expenses                          3,968              25                  3,993
                                                       ------------------------------------------------------
             Income from operations                              1,378            (25)                  1,353
             Interest expense                                       --            (18)    (2)            (18)
             Equity in loss from partnership
             investments                                         (146)             146    (3)              --
                                                       ------------------------------------------------------
             Income before income taxes                          1,232             103                  1,335
             Provision for income taxes                              -           (534)                  (534)  (4)
                                                       ------------------------------------------------------
          Net income                                            $1,232          $(431)                   $801
                                                       ======================================================

             Intangible amortization recorded in consolidation
                                                                                                           10
                                                                                               --------------
             Net income after intangible amortization                                                    $791  (5)
                                                                                               ==============

             Operating Partnership's interest (95%) in income of PREIT-RUBIN,
             Inc.
                                                                                                         $751  (6)
                                                                                               ==============


           (1)       To record additional compensation expense in accordance with existing employment  contracts

           (2)       To accrue interest on $1,613 note payable ($3,613 note less $2,000 related to development properties for which interest is capitalized) to
                     PREIT at 12.5%.                                                                      $18
                                                                                               ===============

           (3) To eliminate equity in loss of partnerships and joint ventures not being acquired.

           (4)       Estimated tax requirements calculated using 40% effective tax rate.

           (5) To record amortization of excess purchase price over net assets acquired over 35-year amortizable period.

           (6) Represents 95% of PREIT-RUBIN, Inc.'s net income after intangible amortization.

             (p)     To record  the  Registrant's  50% share of income  from The
                     Court at Oxford  Valley:
                     Equity  in the net  income of The  Court at Oxford Valley                             $44
                     Less  amortization of the excess purchase  price over the net book
                     value of assets  acquired                                                             (15)
                                                                                                --------------
                                                                                                           $29
                                                                                                ==============
             (q)     To record the interest expense savings associated with the paydown of the following debt amounts:
                     Payment of the mortgage loan on Cobblestone Apartments                               $216
                     Payment of bank borrowings incurred in connection with
                     the TRO Transaction                                                                 1,396
                     Payment of other bank borrowings                                                      294
                                                                                                --------------
                                                                                                        $1,906
                                                                                                ==============
             (r)     To record depreciation expense on acquisitions as follows:

                                                     Purchase            Depreciable
                                                       Price         Building Portion (80%)      Life In Years      Depreciation
                                          --------------------------------------------------------------------------------------

             Woods Apartments                         $21,200             $16,960                      40               $141
             Prince Georges Plaza                      65,000              52,000                      40                433
             Festival at Oaklands                      18,400              14,720                      40                123
                                                                                                             ---------------

                                                                                                                        $697
                                                                                                             ===============

             (s)     To record interest expense on acquisitions as follows:

                                                                                            Interest on
                                 Rate on                                       Credit          Credit
                                 Assumed      Assumed       Interest on       Facility        Facility           Total
                                  Debt          Debt        Assumed Debt     Borrowings      Rate 7.47%         Interest
                               ------------ ------------- ----------------- -------------- --------------- -------------------

             Woods Apartments
                                    8.625%        $7,340              $211        $12,160            $303              $  514
             Prince Georges
             Plaza                  8.700%        43,000             1,247         19,000             473               1,720
             Festival at
             Oaklands                  ---           ---               ---         18,400             458                 458
                                                                                                           -------------------

                                                                                                                       $2,692
                                                                                                           ===================


             (t)     To adjust the minority interest's share of income in the
                     Operating Partnership to reflect the issuance of 72,592
                     Class A OP units at $23.425 per unit and approximately
                     131,504 Class A OP units at $22.813 for the Woods
                     Apartments and Prince Georges Plaza acquisitions,
                     respectively.
                                                                                                                       $(162)
                                                                                                           ===================


   5.        ADJUSTMENTS TO PRO FORMA CONSOLIDATING STATEMENT OF INCOME FOR THE SIX
             MONTHS ENDED JUNE 30, 1998:

             (u)     To record depreciation expense on acquisitions as follows:

                                                     Purchase            Depreciable
                                                       Price         Building Portion (80%)      Life In Years      Depreciation
                                                       -----         ---------------------       -------------      ------------

             Woods Apartments                         $21,200               $16,960                   40               $212
             Prince Georges Plaza                      65,000                52,000                   40                650
             Festival at Oaklands                      18,400                14,720                   40                184
                                                                                                           ----------------

             Pro Forma Depreciation Adjustment                                                                       $1,046
                                                                                                           ================

             (v) To record interest expense on acquisitions as follows:

                                                                                            Interest on
                                 Rate on                                       Credit          Credit
                                 Assumed      Assumed       Interest on       Facility        Facility           Total
                                  Debt          Debt        Assumed Debt     Borrowings      Rate 7.22%         Interest
                               ------------ ------------- ----------------- -------------- --------------- -------------------

             Woods Apartments
                                    8.625%       $ 7,340            $  317        $12,160           $ 439              $  756
             Prince Georges
             Plaza                  8.700%        43,000             1,870         19,000             686               2,556
             Festival at
             Oaklands                  ---           ---               ---         18,400             664                 664
                                                                                                           -------------------

             Pro Forma Interest Adjustment                                                                             $3,976
                                                                                                           ===================

             (w)     To adjust the minority interest's share of income in the Operating Partnership to reflect the issuance of 72,592 Class A OP units at $23.425 per unit and approximately 131,504 Class A OP units at $22.813 for the Woods Apartments and
                     Prince Georges Plaza acquisitions, respectively.                                                  $(172)
                                                                                                           ===================